November 30, 1994




Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549


Re:     JMB INCOME PROPERTIES, LTD. - XI
        Commission File No. 0-15966
        Form 8-K

Gentlemen:

Transmitted, for the above-captioned registrant, is the electronically filed executed copy of registrant's current report on Form 8K dated November 30, 1994.

Thank you.

Very truly yours,

JMB INCOME PROPERTIES, LTD. - XI

BY:     JMB Realty Corporation
        (Managing General Partner)



        By: C. SCOTT NELSON
            ________________________________
            C. Scott Nelson, Vice President
            Accounting Officer

CSN:sf
Enclosures



                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549




                                 FORM 8-K



                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  November 15, 1994




                     JMB INCOME PROPERTIES, LTD. - XI
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)




     Illinois                     0-15966                 36-3254043
- - -------------------           --------------         --------------------
(State or other)                (Commission          (IRS Employer
 Jurisdiction of               File Number)           Identification No.)
 Organization



           900 N. Michigan Avenue, Chicago, Illinois  60611-1575
           -----------------------------------------------------
                  (Address of principal executive office)




Registrant's telephone number, including area code:  (312) 915-1987
    -------------------------------------------------------------------


                     BANK OF DELAWARE OFFICE BUILDING

                           Wilmington, Delaware
                  ---------------------------------------



ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS. JMB Income Properties, Ltd. - XI (the "Partnership") through Three Hundred Delaware Avenue Associates, L.P. (the "Venture") was the owner of the Bank of Delaware Office Building located in Wilmington, Delaware. Effective November 15, 1994, due to the Venture's default in the payment of debt service, the mortgage lender (EML Associates) concluded proceedings to realize upon its mortgage security interest represented by the land, building, and related improvements of the property via a deed in lieu of foreclosure. In conjunction with the transfer of title and release of the venture from liabilities of the property including those related to asbestos, the Venture paid the mortgage lender a sum of approximately $681,000 which includes the net cash flow of the property since the suspension of the payment of debt service in February 1994. The property consists of a 314,000 square foot office building, and was 61% occupied at the time of the transfer of title.

     The Venture has recognized a gain of approximately $1,000,000 for financial reporting purposes in 1994, and expects to recognize a loss of approximately $4,200,000 for Federal income tax purposes, virtually all of which is allocable to the Partnership pursuant to the venture agreement.

     Pursuant to the terms of the JMB Income Properties, Ltd. - XI Partnership Agreement, the gain on disposition in 1994 will be allocated 1% to the General Partners and 99% to the Limited Partners. There will be no distributable proceeds as a result of this transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements.  Not applicable.
        (b) Pro forma Financial Information - Narrative.
        For financial reporting purposes, the Partnership treated its investment in the venture as being 100% owned. As a result of the Venture transferring title to the property to the lender, there will be no further rental income, property operating expenses, depreciation, or mortgage interest expense recorded for the Bank of Delaware Office Building which for the most recent fiscal year (the year ended December 31, 1993) were approximately $3,455,000, $2,090,000, $434,000, and $986,000, respectively. Rental income, property operating expenses, depreciation, and mortgage interest expense for the nine months ended September 30, 1994 were approximately $1,563,000, $1,431,000, $295,000, and $739,000, respectively. Also, as a result of the Venture transferring title to the property to the lender, there will be no further assets and liabilities related to the property, which at September 30, 1994 consisted of land, building and improvements, and deferred expenses (net of accumulated depreciation and amortization) of approximately $9,084,000; cash and other current assets of approximately $714,000; current portion of long-term debt (including accrued interest) of approximately $10,240,000; and other liabilities of approximately $119,000.

        (c) Exhibits
            1. Deed in Lieu of Foreclosure Agreement dated November 15, 1994 between Three Hundred Delaware Avenue Associates, L.P. and EML Associates.
            2. Memorandum of Mutual Releases dated November 15, 1994 between Three Hundred Delaware Avenue Associates, L.P. and EML Associates.

                                SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            JMB INCOME PROPERTIES, LTD. - XI

                            BY:   JMB Realty Corporation
                                  (Managing General Partner)



                                  By:   C. SCOTT NELSON
                                        ________________________________
                                        C. Scott Nelson, Vice President
                                        Director of Partnership
                                        Financial Reporting













Dated:  November 30, 1994